TRANSAMERICA PREMIER LIFE INSURANCE

COMPANY

Separate Account VA CC

Supplement dated January 5, 2016

to the Prospectus for

ADVISOR’S EDGE® VARIABLE ANNUITY

ADVISOR’S EDGE® SELECT VARIABLE ANNUITY

(Dated May 1, 2015)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY TFLIC Separate Account VNY Supplement dated January 5, 2016 to the Prospectus for ADVISOR’S EDGE® NY VARIABLE ANNUITY (Dated May 1, 2015)

TRANSAMERICA PREMIER LIFE INSURANCE

COMPANY

Separate Account VA CC

Supplement dated January 5, 2016

to the Prospectus for

DIMENSIONAL VARIABLE ANNUITY

(Dated May 1, 1998, as Supplemented October 1, 1998)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY TFLIC Separate Account C Supplement dated January 5, 2016 to the Prospectus for DIMENSIONAL VARIABLE ANNUITY (Dated May 1, 1998)
TRANSAMERICA PREMIER LIFE INSURANCE COMPANY Separate Account VA CC Supplement dated January 5, 2016 to the Prospectus for MARQUEE VARIABLE ANNUITY UNITS A (Dated April 30, 1997)	TRANSAMERICA PREMIER LIFE INSURANCE COMPANY Separate Account VA CC Supplement dated January 5, 2016 to the Prospectus for MARQUEE VARIABLE ANNUITY UNITS B (Dated April 30, 1999)
TRANSAMERICA PREMIER LIFE INSURANCE COMPANY Separate Account VA CC Supplement dated January 5, 2016 to the Prospectus for PERSONAL MANAGER VARIABLE ANNUITY (Dated May 1, 1995)	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY TFLIC Separate Account C Supplement dated January 5, 2016 to the Prospectus for MARQUEE VARIABLE ANNUITY (Dated April 30, 1999)
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY TFLIC Separate Account C Supplement dated January 5, 2016 to the Prospectus for ADVISOR’S EDGE® VARIABLE ANNUITY (Dated May 1, 2002)

You may have already received notice that an underlying money market fund offered in your Transamerica variable annuity is converting to a “government money market fund,” or you may receive such notice in the upcoming months. This supplement is to provide additional information as to what impact this has on you as a contract holder. Please refer to the notice from the mutual fund provider for additional details regarding such conversion.

The conversion to a government money market fund is in response to the Securities and Exchange Commission (“SEC”) adopting amendments to the rules that govern money market mutual funds under the federal securities laws. Generally, these amendments classify money market funds into three categories: government, retail and institutional.

In addition to other requirements, under these amendments, retail and institutional money market funds are required to decide whether to potentially implement an up to 2% “liquidity fee” or suspend redemptions for up to 10 business days if the fund’s weekly liquid assets fall below certain levels. However, government funds do not have to comply with these requirements. To avoid potentially having to implement these requirements due to the complexities involved, many mutual fund companies are converting the money market funds they offer to a government money market fund.

Also as a result of the amendments, a government money market fund must invest 99.5% or greater of its total assets in cash, government securities or fully collateralized repurchase agreements. This is in contrast to the current requirement, which only mandates that 80% of total assets be held in such investments. There is no requirement about the type of investor that may invest in a government money market fund, and accordingly, it may have retail and institutional investors. In addition, government money market funds may seek a stable $1.00 NAV. Most notably, as stated above, government funds are not required to impose fees and gates.

If a conversion is occurring for the money market fund offered in the product you own, you will receive notice from the mutual fund company. In most cases, you will not need to take any action as a result of these changes. Please refer to the notice from the mutual fund company as to the details regarding such conversion. However, you may also receive a proxy statement which will explain a proposal being voted on by shareholders of the money market fund that, if passed, would result in conversion to a government money market fund. Please refer to the proxy statement and related documents from the mutual fund provider as to the details regarding how to cast your vote.

If you have any questions, please contact us at (800) 525-6205.